UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ROLLINS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

ROLLINS, INC.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to be held on April 28, 2020

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Rollins, Inc. 2019 Annual Report and 2020 Proxy Statement are available at www.viewproxy.com/ROL/2020.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 20, 2020, to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Shareholders of ROLLINS, INC.

Notice is hereby given that the Annual Meeting of Shareholders of Rollins, Inc., will be held on April 28, 2020, at 12:30 p.m. at the 2170 Piedmont Road, N.E., Atlanta, GA 30324 for the following purposes:

1.     Election of the three Class I nominees to the Board of Directors to serve for a term of three years:

          01 R. Randall Rollins           02 Henry B. Tippie           03 James B. Williams

2.     To ratify the appointment of Grant Thornton LLP as independent registered public accounting firm of the Company for fiscal year ending December 31, 2020.

3.     To hold a nonbinding advisory vote to approve executive compensation as disclosed in these materials.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

This is not a ballot. You cannot use this notice to vote your shares in Rollins, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

Go to www.viewproxy.com/ROL/2020. Have the 11-digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials.

CONTROL NO.

ROLLINS, INC.

2170 Piedmont Road, N.E.

Atlanta, GA 30324

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you to review:

• The Rollins, Inc. 2019 Annual Report and 2020 Proxy Statement

HOW TO ACCESS YOUR PROXY MATERIALS

View Online:

Have your 11-digit control number in hand and visit

http://www.viewproxy.com/ROL/2020

Request and Receive a Paper or E-Mail Copy:

By Internet: http://www.viewproxy.com/ROL/2020

By Telephone: 1-877-777-2857 TOLL FREE

By E-Mail: requests@viewproxy.com. Please include “Rollins, Inc.” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail.

VOTING METHODS

Via Internet: Go to http://www.AALvote.com/ROL.

Have your 11-digit control number available and follow the prompts. No other personal information is necessary to vote.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.

Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.

In Person: You may vote your shares in person at the 2020 Annual Meeting on April 28, 2020, at 12:30 p.m. at the Rollins, Inc. Corporate Offices at 2170 Piedmont Road, N.E., Atlanta, GA 30324.